Exhibit 99.1

Q3 2016 Investor Presentation

Forward Looking Statements 1 This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors . The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor .ProAssurance.com . N on - GAAP Measures

Key Discussion Points for Second Quarter 2016 2 Overall premium growth Specialty P&C led the way ($116 mil, up 3.1% from Q2 2015) Growth in large physician groups, hospitals & facilities showcases our ability to succeed in an evolving environment $2.8 mil direct premium from cross - selling/licensing $1.6 mil reflected in this quarter’s results due to timing Underwriting Success: 91.1% Combined Ratio Favorable Development: $36.8 million All segments contributed Investment values rebounded from Q1 2016 N et realized investment gains offset lower net investment income Net income per share $0.81 (up 35.0% from Q2 2015) Operating income per share $0.67 (up 4.7% from Q2 2015)

Corporate Profile

ProAssurance Corporate Profile

- Healthcare-centric specialty liability insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Workers' Compensation
  - Life sciences and medical devices
  - Attorney’s professional liability
- Market Cap: ~$3.0 billion
- Shareholders’ Equity: $2.0 billion

ProAssurance. Treated Fairly
May 15, 2016
4

ProAssurance Corporate Profile

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominately HCPL
  - Life sciences and medical device liability
  - Workers' compensation
  - Legal professional liability
  - Alternative risk transfer (ART)
- Market Cap: $2.9 billion
- Shareholders' Equity: $2.0 billion
- Total Assets: $5.0 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 939 employees
- Writing in 50 states & DC
- Emerging international business

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	443	Healthcare Professional Liability
PRA Corporate	1	99	Corporate functions (Accounting, Legal, etc.)
PICA	1	92	Professional Liability for Podiatry & Chiropractic
Eastern	7	253	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	72	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer


Lloyds
Underwriting Offices
Claims Offices
Claims / Underwriting Offices
Corporate Headquarters
Cayman Islands

PROASSURANCE. Treated Fairly
All data as of August 15, 2016
5

ProAssurance Brand Profile 6 Specialty P&C Workers’ Comp Healthcare Professional Liability Medical Technology & Life Sciences Products Liability Legal Professional Liability Alternative Risk Transfer

Mission, Vision and Values 7 Mission We exist to protect others Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of specialty companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity Values Integrity Relationships Leadership Enthusiasm

Strategic Review

Key High-Level Strategies

Emerging Issues in Healthcare	Challenges for HCPL Insurers	ProAssurance Responds With Strategies & Solutions
• Consolidation of providers into larger groups or within facilities/systems • Evolution of new delivery systems to address cost pressures • Multi-state expansion to achieve scale	• Broker-driven purchasing requires new approaches to the market • Larger balance sheets required to respond to greater financial risk • Multi-state risks require broad scope • Evolving risk profile require flexible coverage options and alternative markets presence	• Broker outreach and National Healthcare Team are driving higher submissions—up 15% y-o-y. • Chosen by a large multi-state risk—single largest premium in PRA history (Q2 2016) • 50-state capability in place since 2007 • Partnerships such as Certitude with Ascension Health ($116 million in DPW since inception) • Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group • Sophisticated Work Comp solution creates a solid competitive advantage

ProAssurance. Treated Fairly
9

The Realities 10 Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints threaten many small insurers Few companies are able to respond to new coverage demands from emerging delivery model s The HCPL Industry ProAssurance Maintaining discipline & profitability Expanding product lines through strategic M&A and internal innovation Now able to cover the full spectrum of healthcare Addressing all avenues of distribution Building a sustainable competitive advantage Managing capital effectively The Fork in the Road For traditional HCPL companies , there can be no status quo given the inevitable evolution of their customer base

ProAssurance’s Path to Success 11 1976 - 1991 Building the Financial Foundation 1976 - 1991 • Building financial strength • Establishing a brand reputation for superior service • Demutualized in 2001 1991 - 2012 • Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 • Additional capabilities added in Life Sciences and Workers Compensation • The only specialty offering HCPL and Workers Compensation • Instrumental in the formation of Lloyd’s Syndicate 1729. • Providing 58% of the Syndicate’s underwriting capacity • New options available ranging from captives to Lloyds Future • Looking for further M&A opportunities in HCPL • International opportunities can be created through Lloyds • We expect to remain healthcare - centric

ProAssurance is Positioned to Succeed in HCPL 12 ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability SNL 2015 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million Doctors Co National Limited Hospital Experience $678 Medical Protective (Main Berkshire HCPL) National Recent Hospital Experience $570 ProAssurance Size, Scope & Experience $ 454 MLMIC NY Only $420 Coverys Limited Active Scope $ 396 NORCAL Limited Scope Minimal Hospital Experience $315 PRI NY Only Negative Surplus $297 MAG Mutual $234 MCIC $231 Hospitals Ins. Co. $214 ISMIE $193 Constellation $160 SVMIC $134 Controlled Risk $121 MICA $114 National Chiropractic Mutual National Limited Focus $ 92 OMSNIC National Dental & Related $ 91 COPIC $83 MM - NC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Size & Scope of Top HCPL Writers Surplus billions Bubble Size = 2015 Direct Premiums Written in millions Active States

Strategic Successes in the Evolving Market

- The Certitude™ program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - ~2,150 insured physicians
  - ~$22.3 million inforce premium
  - Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, TX, WI

CERTITUDE by ASCENSION HEALTH


States with Active Certitude Programs
States with Ascension Health Ministry Locations*
States with Active CAPAssurance Policies

- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1M
  - ~$4.5M of inforce premium, including three hospitals

*www.ascensionhealth.org/index.php?option=com_locations&view=locations&Itemid=148

ProAssurance. Treated Fairly
13

Addressing a Wide Spectrum of Risk Appetites 14 Cross - selling / Cross - licensing targets insureds in these classes for additional products and services Traditional Policies • Primarily agent - sold • Remains the majority of our business • Proven performance supports discipline pricing Transitional • Risk sharing/high deductible programs control cost and build “sticky” business • Risk purchasing groups target specific specialties or program business • Joint physician/hospital policies ( ProControl ®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk • Captive insurance programs allow large, sophisticated healthcare and workers’ compensation customers to control their own insurance programs • Two joint healthcare professional and workers’ compensation programs are already in place • Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells

Emerging Strategic Opportunities 15 ProAssurance Risk Solutions sm • Proven expertise to address complex risk financing challenges in both healthcare and workers’ compensation • Run - off liabilities in M&A transactions • Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources • Specialized self - insurance plans • Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine • Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed • Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

Leveraging Existing Expertise in New Ways 16 Syndicate 1729 at Lloyds • Our 58% participation provides potential access to international medical professional liability opportunities • Increases flexibility for ProAssurance when working with complex risks • Primary and excess business can be written • We expect to leverage Medmarc’s expertise in the future to underwrite international medical technology and life sciences risks Medmarc • Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development • Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum • Increasing globalization of testing and development efforts are a natural fit with Lloyd’s Syndicate 1729 ProAssurance Mid - Continent General Underwriters • Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

YTD 2016 Income Statement Highlights Strong results from a focused strategy in millions, except per share data Quarter Ended Six - Months Ended June 30, 2016 2015 2016 2015 Gross Premiums Written $ 195 $ 194 $ 416 $ 415 Net Investment Result $ 25 $ 30 $ 47 $ 59 Total Revenues $ 215 $ 203 $ 408 $ 411 Net Losses and ALAE $ 107 $ 104 $ 218 $ 209 Underwriting & Operating Expenses $ 54 $ 54 $ 111 $ 105 Net Income (Includes Realized Investment Gains & Losses) $ 43 $ 33 $ 62 $ 71 Operating Income $ 36 $ 36 $ 61 $ 70 Operating Income per Diluted Share $ 0.67 $ 0.64 $ 1.14 $ 1.25 17

Balance Sheet Highlights $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $2.03 2007 2008 2009 2010 2011 2012 2013 2014 2015 Q2 16 Shareholders’ Equity: 61% Increase Since 2007 Maintaining the financial strength required to keep our insurance promise 18 Book Value per share is affected by our continuing purchase of common stock at prices above Book Value per Share Q2 ’16 2015 2014 2013 Shareholders’ Equity $ 2.0 $ 2.0 $ 2.2 $ 2.4 Total Investments 3.8 3.7 4.0 3.9 Total Assets 5.0 4.9 5.2 5.2 Total Policy Liabilities 2.4 2.4 2.4 2.4 Book Value per Share $ 38.12 $ 36.88 $ 38.17 $ 39.13 in billions, except Book Value per share

BOOK VALUE + DIVIDENDS DECLARED Scorecard at 8/31/16 BV + Dividends CAGR Since Inception (Sep 1991) 2585% 14% Reflects all stock splits and includes all dividends in the year declared. Source: SNL The Payoff: Consistent Value Creation 19 3% 50% 146% 521% 247% 862% 983% 1484% 2012% 2500% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 TOTAL RETURN Scorecard at 8/31/16 Total Return CAGR Since Inception (Sep 1991) 2541% 14% Ten Year (8/31/06 - 8/31/16 ) 179% 11% Five Year (8/31/06 - 8/31/16 ) 93% 14% YTD 2016 15% $40.23 $43.56 $47.41 $49.27 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $39.13 $38.12 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 STOCK PRICE $2.62 $6.24 $15.74 $8.34 $16.08 $24.32 $27.46 $39.91 $48.48 $55.02 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 Scorecard at 8/31/16 Price Change CAGR Since Inception (Sep 1991) 1973% 13% Ten Year (8/31/06 - 8/31/16 ) 119% 8% Five Year (8/31/06 - 8/31/16 ) 52% 9% YTD 2016 13%

Capital Discussion We focus on the creation of meaningful shareholder value through a disciplined approach to capital management

Demonstrated Commitment to Capital Management $35 million returned YTD 2016 $290 million capital returned in 2015 Buybacks balance share price vs. book value/share YTD 16: $2.1 mln / 44,500 shares 2015: $170 mln / 3.7 mln shares 2014: $ 222 mln / 4.9 mln shares Since 2007: $748 mln / 15.4 mln shares $110 mln authorized at 8/31/16 Dividends declared YTD 2016: $32.9 mln 2015: $120 mln 2014: $220 mln Since 2007: $646 mln Quarterly dividend: $0.31/share $170 $222 $32 $21 $106 $52 $88 $54 $33 $67 $70 $65 $38 $53 $150 $154 $35 $290 $443 $97 $192 $36 $106 $52 $88 $54 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 Share buybacks Regular Dividends Special Dividends $ in millions Buyback & Dividends as of August 31, 2016 21 Capital Returned is Regular & Special Dividends Declared + Share Buybacks

Capital Growth and Total Capital Return 22 A superb track record under the current senior management team ( Q2 2007 to Q2 2016) Shareholders Equity grown from $1.2 billion to $2.0 billion (61%) $1.4 billion returned to shareholders through share repurchase and dividends Additionally, $754 million deployed in transformative strategic acquisitions $ in 000’s Dividends Declared Share Repurchase Acquisition Total 2007 ̶ $ 54,201 ̶ $ 54,201 2008 ̶ 87,561 ̶ 87,561 2009 ̶ 52,045 $ 137,800 189,845 2010 ̶ 106,347 233,000 339,347 2011 $ 15,269 21,013 ̶ 36,282 2012 192,466 ̶ 24,000 216,466 2013 64,777 32,454 153,700 250,931 2014 220,464 222,360 205,244 648,068 2015 119,856 169,793 ̶ 289,649 YTD 16 32,913 2,106 ̶ 35,019 $ 645,745 $ 747,880 $ 753,744 $ 2,147,369 $1,393,625

Share repurchase at prices with a reasonable payback period Options for deploying remaining capital Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from these subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory concerns. Special dividend Decreasing tax efficiency 23 Starting Point : Capital Liquidity Required capital for Anticipated operating operating subsidiaries expenses Subtract: Capital Liquidity Potential opportunities Amounts needed for for organic growth and quarterly dividends strategic M&A and debt service & &

Subsidiary Dividends to Corporate 24 Primary source of liquidity Ordinary dividends permitted without regulatory approval Generally once per year/ subsidiary Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role $44 $149 $229 $50 $162 $56 $94 $311 $285 YTD 16 2015 2014 Subsidiary Dividend History in millions Ordinary Extraordinary 2016 ORDINARY Dividend Capacity is $165 Million

Strong Capital Position and Minimal Debt Committed to enhancing shareholder value through effective capital management R etaining capital needed for the market turn and M&A No Debt Prior to 2001 17% 18% 12% 10% 6% 2% 3% 3% 2% 13% $- $0.5 $1.0 $1.5 $2.0 $2.5 Q2 16 2015 2014 2013 2012 2011 2010 2009 2008 2007 $ in billions Debt Equity Debt to Equity Premiums to Surplus Ten - Year Debt to Equity $350 million long - term debt $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon $100 million on revolver Collateral earning a higher rate than interest charged Debt - to - capital easily supports financial ratings 25 0.3 0.3 0.3 0.3 0.2 0.3 0.4 0.4 $- $0.5 $1.0 $1.5 $2.0 $2.5 Q2 16 2015 2014 2013 2012 2011 2010 2009 Premiums Equity Premiums to Surplus $ in billions

Capital Management Priorities 26 The manner in which capital is used has an effect on financial ratings Conceptual Model of Projected A. M. Best BCAR Scores if Premiums Increase Surplus is Reduced Excess Capital vs. Excess Capacity “A+” Rating Threshold

Consolidated Operational Highlights Our commentary on operational results and updates on recent transactions and strategy

Strong Operational Results Lowest combined ratio of the top 100 Property & Casualty writers 2011 through 2014 * Second in 2009 and fourth in 2010 Combined ratio average 2009 - 2015: 70.0% Operating ratio average 2009 - 2015: 46.3% 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 92.8% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 78.7% 2009 2010 2011 2012 2013 2014 2015 YTD '16 Combined Ratio and Operating Ratio History Combined Ratio Operating Ratio 28 *Source : Moody’s P&C Insurance Statistical Handbooks / Excludes Eastern Insurance Alliance

Consistent Approach to Reserves Recognizing loss trends as they appear No change in reserving philosophy or process Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $25 $30 $43 $33 $52 $50 $49 $43 $36 $44 $104 $108 $138 $184 $114 $82 $49 $56 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $66 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Total Q4 Q3 Q2 Q1 $ in millions 29 HCPL Predominating 2003 — 2016

1 2 Physician & Dental 44.7% Ancillary Healthcare 3.1% Life Sciences & Med Tech 4.0% Hospitals & Facilities 5.8% Attorneys 3.5% Workers' Comp 31.1% Other 0.1% Lloyd's 7.7% Specialty P&C: 61% Policyholders at June 30, 2016: ~78,000 Physician & Dental 58.3% Ancillary Healthcare 10.9% Life Sciences & Med Tech 1.5% Hospitals & Facilities 0.6% Attorneys 15.4% Workers' Comp 12.4% Other 1.0% 2016 Premiums, Policyholders & Distribution YTD 2016 Premium: $416 mln Tail Premium Allocated by Line Reflects Inter - Segment Eliminations Distribution Sources at 6/30/16 HCPL LPL Life Sciences Workers’ Comp Agent / Broker 65% 100% 100% 100% Direct 35% -- -- -- 30 Subject to Rounding

Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Reinsured Retention Coverage Offered up to Maximum Standard Policy Limits -------- 5% to 10% retained based on layer Coverage Offered up to Maximum Standard Policy Limits -------- 20% Retention s Coverage up to $149.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000 31

Eastern Insurance Update 32 Challenging market — competition intensifying from large multi - line carriers Gross premiums down in the quarter Maintaining underwriting discipline Leading the charge in cross selling/licensing opportunities Claims success Just 23 claims open claims dating from 2008 and prior

Lloyd’s Syndicate 1729 Update 33 Meeting expectations for profitable underwriting No pressure to increase top line solely for the sake of growth Gross premiums essentially level with Q2 2015 Likely due to timing not a business issue Earned premiums grew 48% year - over - year Some premiums are earned over eight quarters 51% increase in revenues $2.8 million in favorable development Significant uptick in medical professional liability premiums expected from new, internationally - focused underwriting team 3/31/16* Exchange Rates

The ProAssurance Response 34 Our long - term focus on financial strength is central to our overall strategy and success ProAssurance has always evolved ahead of the curve We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience We are building the platform that will allow us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Segment Highlights We report results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Quarter Ended Six Months Ended June 30 2016 2015 2016 2015 Gross Premiums Written $ 116 $ 113 $ 254 $ 256 Net Premiums Earned $ 108 $ 113 $ 219 $ 227 Total Revenues $ 110 $ 114 $ 222 $ 230 Net Losses & Loss Adjustment Expenses $ 62 $ 64 $ 133 $ 133 Underwriting & Operating Expenses $ 26 $ 27 $ 51 $ 54 Operating Result $ 22 $ 23 $ 37 $ 43 YTD 2016 Specialty P&C Financial Highlights in millions, except ratios 36 Current Accident Year Net Loss Ratio 88.1% 86.8% 88.5% 87.3% Prior Accident Year Net Loss Ratio (30.5%) (29.9%) (27.5%) (28.8%) Net Loss Ratio 57.6% 56.9% 61.0% 58.5% Underwriting Expense Ratio 24.0% 23.7% 23.3% 23.7% Combined Ratio 81.6% 80.6% 84.3% 82.2%

YTD 2016 Specialty P&C Gross Written Premium 37 $24 $15 $14 $8 $17 $21 $15 $17 $10 $16 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Products liability 2016 2015 $163 $159 $13 $17 $176 $176 YTD 16 YTD 15 Physician 12-mo Physician 24-mo $ in millions Six Months Ended June 30 th Two - year policies increase retention but lower renewal premiums in even years Gross Written Premiums decreased $ 1.8M (0.7%) from $ 256.1M to $ 254.4M Physician new business of $16.7 mln , retention of 88%. Facilities increase is due to new business of $8.2 mln ; partially offset by 82% retention Lawyers decrease is due to stricter underwriting and higher pricing Products liability new business of $3.1 mln ; 85% retention

Strong Retention Despite Competition Retention remains strong Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability 85% 87% 90% 90% 89% 90% 89% 89% 89% 88% 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Year - over - Year Premium Retention – Physicians 89% 91% 88% 87% Q3 15 Q4 15 Q1 16 Q2 16 Trailing Four Quarters’ Premium Retention – Physicians 38

No Overall Change in HCPL Loss Trends Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 1% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 132% -10% 30% 70% 110% 150% MD/DO Charged Rate History PICA excluded to facilitate accurate comparisons over time 39

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

ProAssurance: 77% No Paid Losses	Industry: 73% No Paid Losses

Ten Year Average
2005-2014



Dropped or Dismissed 64.7%
Settled/ADR/ Other 19.5%
Plaintiff Verdict 3.5%
Defense Verdict 12.3%

Source: ProAssurance, as reported to PIAA



Dropped or Dismissed 66.2%
Defense Verdict 6.7%
Plaintiff Verdict 0.7%
Settled/ADR/ Other 26.4%

Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded

ProAssurance. Treated Fairly
40

The Ohio Example: 2006 – 2013 Data Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity More Claims Closed With No Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial More Claims Defended in Court $33,480 $71,624 ProAssurance All Others EXTRAORDINARY OUTCOMES: 2x Lower Average Indemnity Payment per Closed Claim 41

On average, 29 points better than the industry The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results 20.6% 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 43.7% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 64.3% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 2007 2008 2009 2010 2011 2012 2013 2014 13.3% 38.9% 22.3% 25.6% 35.6% 64.5% PRA Industry Source: 2007 - 2012, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL ProAssurance vs. Industry Five - Year Average Loss Ratio ( 2010 - 2014) Legal Payments as a Percentage of Total Loss Ratio Loss Payments as a Percentage of Total Loss Ratio ProAssurance Stand Alone Loss Ratio ( 2007 - 2014) Calendar Year 42 TOTAL LOSS RATIO

ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 Calendar Year Combined Ratio 1991 - 2014 ProAssurance MPL Source: 1991 - 2013 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business Policyholder Dividends Included. 2014 is preliminary SNL data '91 - '14 Avg 5 Yr Avg 87.8% 107.0% 10 Yr Avg 69.9% 89.3% 59.2% 91.1% 43

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation In surance Lloyd’s Syndicate 1729

Quarter Ended Six - Months Ended June 30, 2016 2015 2016 2015 Gross Premiums Written $ 56.5 $ 58.3 $ 134.5 $ 134.2 Net Premiums Earned $ 55.1 $ 53.6 $ 109.5 $ 104.9 Total Revenues $ 55.2 $ 53.7 $ 110.1 $ 105.2 Net Losses & Loss Adjustment Expenses $ 34.7 $ 34.3 $ 69.7 $ 66.4 Underwriting & Operating Expenses $ 16.3 $ 15.8 $ 34.2 $ 31.2 Operating Result $ 2.7 $ 2.4 $ 3.5 $ 4.1 YTD 16 Workers ’ Compensation Financial Highlights in millions, except ratios 45 Current Accident Year Net Loss Ratio 64.8% 66.8% 65.6% 66.4% Prior Accident Year Net Loss Ratio (1.9%) (2.8%) (1.9%) (3.1%) Net Loss Ratio 62.9% 64.0% 63.7% 63.3% Underwriting Expense Ratio 29.6% 29.5% 31.2% 29.7% Combined Ratio 92.5% 93.5% 94.9% 93.0%

79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 94.9% 91.6% 94.3% 92.6% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 YTD 16 Consistent Profitability in Workers' Comp 46 Historical Combined Ratio Average 88% since 2006 (1) excluding fair value adjustments, intangible asset amortization, transaction - related and other one - time charges (1) (1) (1)

How Eastern Differentiates 47 Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance

Eastern Business Profile 48 Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman) Licensed in 30 states Avoiding high - hazard states within the Eastern footprint

Workers' Compensation Risk Diversification Wide diversification by class code and market segment Almost 7,000 active policies in Traditional Programs Over 600 class c odes a ctively written 49 Physcians/Dentists 10.7% Nursing Homes Skilled 2.5% Hospital 6.3% Clerical / Office 15.7% Colleges/Schools 10.0% Auto Dealers 4.8% Fast Food Restaurants 1.8% Salesmen - Outside 3.9% Restaurant 3.1% Banks 1.7% 19.5% Healthcare and Related Risks Top 10 Classes (Traditional) Payroll Exposure as of June 30, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Physician / Dentists 3.6% Nursing Homes Skilled 4.0% Social Rehab Facilities 2.9% Retirement/Life Care Community 2.7% Clerical / Office 17.0% Colleges/Schools 6.9% Auto Dealers 6.3% Salesmen - Outside 5.8% Grocery Store - Retail 2.0% Restaurant 2.8% 13.2% Healthcare and Related Risks These are self - insured, segregated portfolio cells within Eastern’s alternative markets facility 2,800 active Inova ® policies Over 4 00 class codes actively written Workers' Compensation Risk Diversification 50 Top 10 Classes (Alternative) Payroll Exposure as of June 30, 2016 Exposure Base: PA, DE, MD, VA, NC, SC

Broad Product Spectrum Guaranteed Cost 50% INOVA (Alternative Markets) 31% Policyholder Dividend 10% Deductible Plans 4% Retrospective Rating 2% Assumed 3% Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “ Pay as you Go” TPA Services Claims Administration and Risk Management YTD 6/30/16 Active Policies at 6/30/16 Traditional WC Programs 6,915 Alternative Markets 2,805 9,720 51

How Eastern Differentiates Extensive medical cost containment strategies consistently updated and implemented as new trends emerge Ten - year weighted average implied medical inflation is 1.5 percent on an incurred basis Proactive claims management Use of Compromise & Release where permitted by law Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance 52

Workers’ Comp Claim Closing Pattern: Traditional 53 No claims open from 2002 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers’ compensation 364 536 590 570 687 591 717 776 889 953 1,076 1,177 1,231 1,254 1,126 806 0 0 0 3 0 2 2 3 4 7 3 16 33 69 159 414 0 150 300 450 600 750 900 1,050 1,200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 364 536 590 570 687 591 717 776 889 953 1,076 1,177 1,231 1,254 1,126 806 Open Claims 0 0 0 3 0 2 2 3 4 7 3 16 33 69 159 414 6/30/16

Workers’ Comp Claim Closing Pattern: Alternative 54 66 103 175 267 407 423 310 325 336 385 404 502 494 554 572 461 0 0 0 0 0 0 0 1 0 0 2 2 6 22 64 198 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Accident Years 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Closed Claims 66 103 175 267 407 423 310 325 336 385 404 502 494 554 572 461 Open Claims 0 0 0 0 0 0 0 1 0 0 2 2 6 22 64 198 6/30/16 No claims open from 2006 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers’ compensation

How Eastern Differentiates Captive insurance solutions provided through Eastern Re Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business Strategic partnerships with select independent agencies that share philosophies on controlling workers’ compensation costs Value - added risk management services cements brand loyalty 55

Segment Highlights We repo rt results in three operational segments Specialty Property Casualty Insurance Workers’ Compensation Insurance Lloyd’s Syndicate 1729

Lloyd’s Segment Highlights Operations maturing as the Syndicate is fully staffed A highly - experienced healthcare professional liability underwriting team joined Syndicate 1729 in March 2016 Extensive experience in Canada, Australia, South America and Middle East 57

Quarter Ended Six - Months Ended June 30 2016 2015 2016 2015 Gross Premiums Written $ 25.0 $ 25.8 $ 31.9 $ 30.5 Net Premiums Earned $ 13.5 $ 9.1 $ 26 $ 14.9 Total Revenues $ 14.1 $ 9.3 $ 27 $ 15.8 Net Losses & Loss Adjustment Expenses $ 8.5 $ 5.6 $ 15 $ 9.6 Underwriting & Operating Expenses $ 5.2 $ 4.0 $ 10 $ 7.5 Segment Operating Result $ (0.5) $ (0.9) $ 1 $ (2.0) YTD 2016 Lloyd’s Segment Financial Highlights in millions, except ratios 58 Net Loss Ratio 62.9% 61.2% 56.6% 64.5% Underwriting Expense Ratio 38.8% 43.5% 40.1% 50.8% Premiums are increasing primarily due to new business derived from the build - out of the underwriting team Expense ratio is declining as premiums build and start - up expenses transition to operating expenses

Lloyd’s Syndicate 1729: Business Detail Broad spread of risk Property is primarily US Full year casualty premium includes $13.8 million ceded by PRA/PICA (Podiatry) 59 For the six months reported June 30, 2016 $ in millions YTD 2016 Syndicate 1729 Gross Written Premium is $55.4 million ProAssurance 57.6% Share is $31.9 million Broken out by category: Property Insurance $7.4 24% Casualty $4.8 15% Property Reinsurance $3.5 11% Casualty Reinsurance $15.9 50%

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U. S. taxes

Quarter Ended Six Months Ended March 31, 2016 2015 2016 2015 Investment income $ 24.2 $ 27.8 $ 49.4 $ 54.9 Equity in earnings (loss) of unconsolidated subsidiaries $ 0.4 $ 2.4 $ (3.3) $ 4.0 Net realized investment gains (losses) $ 10.9 $ (3.8) $ 2.6 $ 1.0 Operating expenses $ 8.2 $ 7.24 $ 15.7 $ 12.5 Interest expense $ 3.9 $ 3.7 $ 7.5 $ 7.3 Income taxes $ 4.6 $ 7.2 $ 5.9 $ 14.9 Segment Operating Result $ 19.2 $ 8.4 $ 20.3 $ 25.4 YTD 2016 Corporate Segment Financial Highlights 61 in millions, except ratios No impairments in Q2 2016 Recovery of energy - related investments compared to Q1 2016 Investment income continues to decline due to lower average balances, primarily due to extensive capital management efforts and declining interest rates Tax reduction due to the benefit from tax credits, the decline in pre - tax income and an increase in tax - exempt income

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

2016 Investment Strategy & Outlook 63 Continuing capital management activities are expected to reduce the size of the portfolio Maintaining optimum allocation remains paramount Requires ongoing re - allocation Ensures non - correlation of returns Duration management is also important We will not extend duration in search of incremental yield

All as of 6/30/16 ProAssurance Investment Profile Fixed Income 73% Short Term (incl cash) 5% Equities & Equity Substitutes 20% BOLI 2% $3.8 Billion Overall Portfolio State & Muni 32% Corporate 48% Asset Backed 14% Govt & Agency 6% $2.8 Billion Fixed Income Portfolio (73% of Invested Assets) Average duration: 3.4 years Average tax - equivalent income yield: 3.7% Investment grade: 93% Weighted average: A+ Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index?KeyGenPage=305596 64 DAILY Cash Equities Bonds 85% MONTHS (NEGOTIATED) LPs (Secondary Liquidity) 8% 30 - 90 DAYS HFs/Privates 4% Not liquid Statutory Deposits 1% 6 MONTHS BOLI 2% Sources of Liquidity

Other (Primarily Auto & Credit Card) 26% CMBS 10% RMBS 64% ProAssurance Portfolio Detail: Asset Backed 6/30/16 Subject to Rounding $378 Million (14% of Fixed Income / 9% of Invested Assets) Weighted Average Rating: “ AAA” 65

Financials 30% Industrials 17% Utilities/ Energy 16% Other 1% Basic Materials 4% Technology 4% Communications 6% Consumer Oriented 22% ProAssurance Portfolio Detail: Corporate Corporates: $ 1.3 Billion (48% of Fixed Assets / 34 % of Invested Assets) Weighted Average Rating: A - Top 20 Banks/Financials: $199 million in millions JPM Chase $20 Simon Property $9 Goldman Sachs $17 Wells $9 Bank of America $16 Natl Bank of CA $8 PNC $12 BNY Mellon $7 The Doctor’s Co $12 HCP $7 Citigroup $12 Digital Realty $7 Amex $12 US Bank $6 Morgan Stanley $11 AU & NZ Bank $5 Blackrock $10 BBT $5 NRUC $10 Ventas $4 6/30/16 66

Fixed Income $150 71% LP $24 11% Equities & Other $37 18% ProAssurance Portfolio Detail: Energy Exposure Energy Related Exposure: $212 Million 6/30/16 67 Total energy exposure is 6% of invested assets $ 123 million is investment grade 3.2% of invested assets $ 27 million of below investment grade bonds <1% of invested assets

General Obligation 24% Special Revenue 64% Prerefunded 12% ProAssurance Portfolio Detail: Municipals Municipals: $912 Million (33% of Fixed Income / 24 % Invested Assets) Top 10 Municipal Holdings in millions Connecticut State Housing Authority $14 Omaha Public Power $13 San Antonio, Texas Electric & Gas $12 Missouri State Highways $12 University of Alabama Revenue $12 Colorado Spring Utilities $11 North Carolina Capital Improvement $10 Metro Nashville & Davidson CO $10 Port Authority of NY & NJ $10 Illinois State Municipal Electric Agency Power $9 Weighted Average Rating: AA 6/30/16 68

Equities 35% Alternative Equity & Debt 15% Real Estate LP 4% Private Equity 14% Convertible Bonds 4% Other 1% Inflation Focused Bond Fund 11% Tax Credits 16% ProAssurance Portfolio: Equities & Other 6/30/2016 Equities & Other: $764 Million (20% of Invested Assets) 69

Additional Financial Detail

- $0.6 - $5.2 - $5.7 - $10.9 - $11.6 - $8.9 - $10.4 - $14.1 - $18.8 - $22.2 - $21.9 - $18.3 - $19.0 $1.0 $6.9 $12.0 $21.0 $22.0 $25.5 $30.7 $27.8 $25.3 $26.0 $25.1 $19.7 $11.5 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Pre-Tax Losses Including Impairment Tax Credit Provision (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) Tax Credit Impact on Operating Results 71 Substantial tax benefits and amortization expenses Actual Projected

Capital Growth: 2008‒Q2 2016 72 2008 2009 2010 2011 2012 2013 2014 2015 YTD '16* Stock Issued $ 112,478 ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 5,027 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 62,399 Dividends ̶ ̶ ̶ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (32,913) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) $ (32,054) $ (222,360) $ (169,793) $ (2,106) Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ 37,434 Total Equity $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 2,028 *June 30, 2016

Inside ProAssurance’s Balance Sheet Cash & Investments: 79.6% Insurance Receivables 10.8% Goodwill & Intangible Assets: 6.0% Other Assets: 3.6% Retained Earnings: 40.5% Other Equity: 0.2% Reinsurance Payable & Other Liabilities: 11.6% Unearned Premiums: 7.7% Loss Reserves: 40.0% Assets: $5.0 bln Liabilities: $3.0 bln Equity: $2.0 bln 6/30/16 73

Inside ProAssurance’s Income Statement 74 Net Premiums Earned: 86.8% Net Realized Investment Gains (Losses): 0.6% Net Investment Income: 12.3% Other: 0.3% Net Income: 15.3% Provision for Income Taxes: 1.7% Underwriting, Policy Acquisitions, Operating and Interest Expenses: 29.6% Net Losses and Loss Adjustment Expenses: 53.4% Revenues: $408mln Expenses: $339 mln Net Income: $62 mln Tax Expense: $7 mln 6/30/16

Book Value per Share History 75 $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $38.12 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $32.50 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $31.35 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Q2 2016

Book Value per Share 76 Components 6/30/16 12/31/15 Change Total Book Value $ 38.12 $ 36.88 $ 1.24 Less: Goodwill & Intangible Assets 5.62 5.71 (0.09) Tangible Book Value $ 32.50 $ 31.17 $ 1.33 Less: Unrealized Gain / Loss 1.15 0.45 0.70 Tangible Book Value excl Unreal G/L $ 31.35 $ 30.72 $ 0.63 Estimated Effect of Treasury Shares $ (0.98) $ (1.16) $ 0.18 Outstanding Shares (000s) 53,204 53,101 103 Treasury Shares (000s) 9,447 9,403 44

3.4% 4.7% 0.3% - 0.7% - 1.4% Pre-Tax Underwriting Profit $34 Pre-Tax Investment Income $47 Non-Operating Gains $3 Taxes $(7) Interest & Intangibles $(15) 3.9% 5.6% 0.1% - 1.5% - 1.4% Pre-Tax Underwriting Profit $41 Pre-Tax Investment Income $59 Non-Operating Gains $1 Taxes $(16) Interest & Intangibles $(14) YTD 2016 Return on Equity: 6.3% Components of Return on Equity 77 Long - term ROE target: 12% - 14% Five Year Average ROE: 10.5% * (2011 - 2015) Ten year Average ROE: 12.1% * ( 2006 - 2015) 6/30/16 *Excludes income from discontinued operations YTD 2015 Return on Equity: 6.7% Full Year 2015 Return on Equity: 5.6%

Now Reporting in Four Segments 78 • Healthcare Professional Liability • Products Liability • Lawyers’ Professional Liability Specialty P&C • Traditional • Captive Market Facility Workers’ Compensation • Syndicate 1729 (58%) (including investments & taxes) Lloyd’s • PRA Corp – parent company • Internal agency operations • Investments, except Lloyd’s • Taxes, except Lloyd’s • Debt Corporate / Other ProAssurance Consolidated

Q2 2016 Condensed Results by Segment 79 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 2016 2015 Gross premiums written $ 116,117 $ 56,463 $ 25,018 $ — $ (2,584) $ 195,014 $ 194,097 Net premiums written 99,860 51,991 19,618 — — 171,469 171,133 Net premiums earned 108,126 55,093 13,513 — — 176,732 175,293 Net losses and LAE 62,301 34,661 8,502 — 1,435 106,899 103,939 Underwriting, policy acquisition & operating expenses 25,902 16,334 5,240 8,157 (1,599) 54,034 53,525 Underwriting Result $ 19,923 $ 4,098 $ (229) $ (8,157) $ 164 $ 15,799 $ 17,829 % of total 126.1% 25.9% (1.4)% (51.6)% 1.0% 100.0 % Net investment result — — 337 24,622 — 24,959 30,375 Net realized inv gains / (losses) — — 14 10,915 — 10,929 (3,828) Other income 1,732 139 188 286 (164) 2,181 1,576 SPC dividend expense / (income) — 1,523 — — — 1,523 1,230 Interest expense — — — 3,851 — 3,851 3,710 Income tax expense 812 4,601 5,413 7,854 Segment operating result $ 21,655 $ 2,714 $ (502) $ 19,214 $ — $ 43,081 $ 33,158 Net loss ratio 57.6% 62.9% 62.9 % n/a n/a 60.5% 59.3 % Expense ratio 24.0% 29.6% 38.8 % n/a n/a 30.6% 30.5 % Combined ratio 81.6% 92.5% 101.7 % n/a n/a 91.1% 89.8%

YTD 2016 Condensed Results by Segment 80 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination 2016 2015 Gross premiums written $ 254,363 $ 134,510 $ 31,914 $ — $ (5,239) $ 415,548 $ 415,438 Net premiums written 219,522 121,542 26,233 — — 367,297 368,746 Net premiums earned 218,882 109,476 25,954 — — 354,312 347,192 Net losses and LAE 133,477 69,687 14,690 — — 217,854 209,078 Underwriting, policy acquisition & operating expenses 50,954 34,165 10,406 15,665 (267) 110,923 104,881 Underwriting Result $ 34,451 $ 5,624 $ 858 $ (15,665) $ 267 $ 25,535 $ 33,233 % of total 134.9% 22.0% 3.4% (61.3)% 1.0% 100.0 % Net investment result — — 653 46,111 — 46,764 59,299 Net realized inv gains / (losses) — — 8 2,570 — 2,578 1,011 Other income 3,008 610 440 744 (267) 4,535 3,745 SPC dividend expense / (income) — 2,699 — — — 2,699 3,414 Interest expense — — — 7,537 — 7,537 7,341 Income tax expense 897 5,880 6,777 15,561 Segment operating result $ 37,459 $ 3,535 $ 1,062 $ 20,343 $ — $ 62,399 $ 70,972 Net loss ratio 61.0% 63.7% 56.6 % n/a n/a 61.5% 60.2 % Expense ratio 23.3% 31.2% 40.1 % n/a n/a 31.3% 30.2 % Combined ratio 84.3% 94.9% 96.7 % n/a n/a 92.8% 90.4%

2015 Condensed Results by Segment 81 Specialty P&C Workers' Comp Lloyd' s Syndicate Corporate / Other Elimination 2015 2014 Gross premiums written $ 526,296 $ 243,608 $ 56,929 $ — $ (14,615) $ 812,218 $ 779,609 Net premiums written 442,126 218,338 48,821 — — 709,285 701,849 Net premiums earned 443,313 213,161 37,675 — — 694,149 699,731 Net losses and LAE 250,168 140,744 25,181 — (5,382) 410,711 363,084 Underwriting, policy acquisition & operating expenses 105,574 63,653 18,518 24,518 4,801 217,064 211,311 Underwriting Result $ 87,571 $ 8,764 $ (6,024) $ (24,518) $ 581 $ 66,374 $ 125,336 % of total 131.9% 13.2% (9.1)% (36.9)% 0.9% 100.0 % Net investment result — — 928 111,414 — 112,342 129,543 Net realized inv gains / (losses) — — 24 (41,663) — (41,639) 14,654 Other income 4,561 492 698 2,057 (581) 7,227 8,398 SPC dividend expense / (income) — 853 — — — 853 1,842 Interest expense — — — 14,596 — 14,596 14,084 Income tax expense 1,240 11,418 12,658 65,440 Segment operating result $ 92,132 $ 8,403 $ (5,614) $ 21,276 $ — $ 116,197 $ 196,565 Net loss ratio 56.4% 66.0% 66.8 % n/a n/a 59.2% 51.9 % Expense ratio 23.8% 29.9% 49.2 % n/a n/a 31.3% 30.2 % Combined ratio 80.2% 95.9% 116.0 % n/a n/a 90.5% 82.1%